UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  November 26, 2003

Date of earliest event reported:  November 25, 2003

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 440
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

ITEM 5.  OTHER EVENTS

On November 25, 2003 Precision Castparts Corp. (“PCC”) and SPS Technologies, Inc. (“SPS”) issued a joint press release announcing the status of merger consideration elections received as of November 24, 2003 in connection with PCC’s proposed acquisition of SPS.  The press release is filed as Exhibit 99.1 to this report.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

	Exhibit 99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 25, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	November 26, 2003	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 25, 2003